Munder Growth Opportunities Fund
Summary Dated October 30, 2010

CLASS A SHARES (MNNAX)	CLASS B SHARES (MNNBX)	CLASS C SHARES (MNNCX)
CLASS R SHARES (MNNRX)	CLASS Y SHARES (MNNYX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at www.munderfunds.com/prospectus.  You can also get this information free by calling 1-800-468-6337 or by sending an e-mail to fundcontact@munder.com.  The Fund’s Prospectus and Statement of Additional Information, each dated October 30, 2010, as supplemented, are incorporated by reference into (and are considered part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation.

FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 10 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class R Shares		Class Y Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class R Shares		Class Y Shares
Management Fees(e)	0.85%	0.85%	0.85%	0.85%		0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	(f)	0.00%
Other Expenses	1.00%	1.01%	1.00%	0.97%		1.00%
Total Annual Fund Operating Expenses(e)	2.10%	2.86%	2.85%	2.32%		1.85%
(a) The sales charge declines as the amount invested increases.
(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.
(c) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.
(d) A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.
(e) The expense information has been restated to reflect the Management Fees effective October 31, 2010.
(f) Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares
1 Year	$751	$789	$388	$235	$188
3 Years	$1,171	$1,186	$883	$724	$582
5 Years	$1,616	$1,708	$1,504	$1,240	$1,001
10 Years	$2,846	$3,005	$3,176	$2,656	$2,168

You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares
1 Year	$751	$289	$288	$235	$188
3 Years	$1,171	$886	$883	$724	$582
5 Years	$1,616	$1,509	$1,504	$1,240	$1,001
10 Years	$2,846	$3,005	$3,176	$2,656	$2,168

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term capital appreciation in the Fund by identifying secular growth trends and investing in equity securities (i.e., common stocks, preferred stocks, depositary receipts, convertible securities and rights and warrants) of companies the advisor believes will benefit from these trends.

In selecting individual securities for the Fund, the advisor employs a bottom-up analysis, which involves a thorough review of a company’s products and services, competitive positioning, balance sheet and financial stability.  In addition, the advisor attempts to identify and evaluate underlying growth drivers for each company and to arrive at a projected fair value for the company.

A significant portion of the Fund’s investments will be in companies positioned to benefit from the secular growth of:

•
The Internet, including companies whose core business models are focused primarily on the Internet, companies that provide the hardware, services and software components that enable advancement or facilitate the usage of the Internet, and companies across a broad range of industries and sectors that utilize the Internet to enhance their business models; and

•	Science and technology, including companies whose core business models are primarily focused on science and technology and companies that benefit from scientific or technological advances.

The Fund is subject to a fundamental policy, which cannot be changed without shareholder approval, to concentrate (i.e., invest at least 25% of its total assets) in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses.  As a result of the foregoing strategies and policy, the Fund is likely to have a significant level of investment within the information technology sector.

The Fund may also invest in other sectors, industries and types of companies that the advisor believes exhibit attractive growth characteristics.

Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities, including emerging market country securities. There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.

PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The principal risks associated with investment in the Fund are as follows:

Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

Sector/Industry Concentration Risk
A significant amount of the Fund’s assets is likely to be invested within one economic sector, the information technology sector, and/or within one or more Internet-related industries. When the Fund focuses its investments in a sector or industry, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector or industry.  Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified.

Information Technology Sector Investing Risk
Information technology companies tend to rely significantly on technological events or advances in their product development, production or operations.  The value of these companies, therefore, is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Further, information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Internet-Related Investing Risk
Internet-related companies are primarily companies within the information technology sector and therefore subject to the risks associated with investing in that sector.  The value of Internet-related companies in other economic sectors (i.e., those that utilize the Internet to enhance their business models) is also susceptible to changes in factors affecting competition, such as the overall health of the economy, consumer confidence and spending, changes in demographics and consumer tastes, and interest rates.

Science and Technology Investing Risk
Science and technology companies tend to rely significantly on scientific or technological events or advances in their product development, production or operations. The value of certain science and technology companies, therefore, is particularly vulnerable to rapid changes in technology product cycles and competition.  In certain sectors, such as the health care and energy sectors, tax policy, government regulation and/or cost containment measures may also influence the value of such companies.  Further, biotechnology companies are significantly influenced by patent consideration and intense competition and may have persistent losses during a new product's transition from development to production, causing greater price volatility than for other types of health care companies.  Energy companies are particularly vulnerable to fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific energy-related products or services. Further, science and technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Smaller Company Stock Risk
Small or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions.  Prices of small or medium-sized companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects.  Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.

Foreign Securities Risk
Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities.  Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of three broad-based securities market indices. The Fund’s benchmark has been changed from the NASDAQ Composite Index to the Russell 1000® Growth Index. The advisor believes that the Russell 1000® Growth Index more closely reflects the investment strategies of the Fund. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.

The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.

TOTAL RETURN (%)
per calendar year

YTD through 9/30/10:	8.59%
Best Quarter:	39.17%	(quarter ended 12/31/01)
Worst Quarter:	-47.53%	(quarter ended 9/30/01)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2009 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
CLASS Y (Inception 6/1/98)
Return Before Taxes	79.05	4.36	-10.90	3.21
Return After Taxes on Distributions	79.05	4.36	-10.91	3.15
Return After Taxes on Distributions and Sale of Fund Shares	51.38	3.75	-8.34	2.78
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	26.46	0.42	-0.95	1.95
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	37.21	1.63	-3.99	0.70
NASDAQ Composite Index (reflects no deductions for fees, expenses or taxes)	45.35	1.71	-5.09	2.71
CLASS A (Inception 8/19/96)
Return Before Taxes	68.79	2.92	-11.62	7.66
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	26.46	0.42	-0.95	5.94
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	37.21	1.63	-3.99	4.62
NASDAQ Composite Index (reflects no deductions for fees, expenses or taxes)	45.35	1.71	-5.09	5.87
CLASS B (Inception 6/1/98)
Return Before Taxes	72.25	2.97	-11.65	2.41
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	26.46	0.42	-0.95	1.95
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	37.21	1.63	-3.99	0.70
NASDAQ Composite Index (reflects no deductions for fees, expenses or taxes)	45.35	1.71	-5.09	2.71
CLASS C (Inception 11/3/98)
Return Before Taxes	76.19	3.32	-11.78	1.27
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	26.46	0.42	-0.95	1.90
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	37.21	1.63	-3.99	0.35
NASDAQ Composite Index (reflects no deductions for fees, expenses or taxes)	45.35	1.71	-5.09	2.84
CLASS R (Inception 7/29/04)
Return Before Taxes	78.19	3.82	—	7.22
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46	0.42	—	2.31
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	37.21	1.63	—	3.25
NASDAQ Composite Index (reflects no deductions for fees, expenses or taxes)	45.35	1.71	—	4.33

The index returns from inception for Class Y, A, B, C and R shares are as of 6/1/98, 9/1/96, 6/1/98, 11/1/98 and 8/1/04, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C and R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Michael P. Gura, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 2010.
•	Mark A. Lebovitz, CFA, Portfolio Manager and Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since 2005.
•	Kenneth A. Smith, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since 1999.

PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements.  The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class R Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
No minimum investment requirement
$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment.  Any purchase orders for Class B shares of the Fund (other than an exchange or a distribution reinvestment) will automatically be invested in Class A shares of the Fund subject to the front-end sales charge that generally applies to Class A shares.

Shares of the Fund are redeemable.  You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.